Federal Home Loan Bank Advances (Tables)	12 Months Ended
Dec. 31, 2012
Federal Home Loan Bank Advances Tables
Schedule of outstanding advances from the Federal Home Loan Bank

At December 31, advances from the Federal Home Loan Bank (the “FHLB”) were as follows:

(Dollars in thousands)

	2012	2011
Maturity of November 2024 with a fixed interest rate of 3.98%	$420
Maturities ranging from November 2012 to November 2024, fixed interest rates ranging from 2.54% to 4.16%, with an average rate of 3.58%		$8,447
Total advances outstanding at year-end	$420	$8,447

Schedule of maturities of FHLB Advances

Based on this collateral, the Bank was eligible to borrow an additional $46 million at year-end 2012. The scheduled maturities of advances from the FHLB at December 31, 2012 were as follows (dollars in thousands):

2013	$28
2014	29
2015	30
2016	32
2017	33
Thereafter	268
Total	$420